UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 30, 2005

                              CENTER BANCORP, INC.


             (Exact Name of Registrant as Specified in its Charter)



New Jersey                             2-81353                  52-1273725
-----=--------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
   of Incorporation)                                         Identification No.)


 2455 Morris Avenue, Union, New Jersey                             07083
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(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (800) 862-3683
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      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

      This Current Report on Form 8-K contains forward-looking statements with respect to the financial condition, results of operation and business of the Registrant and its subsidiaries. These include, but are not limited to, statements that relate to or are dependent on estimates or assumptions relating to the prospects of loan growth, credit quality and certain operating efficiencies resulting from the operations of the Registrant. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities:
(1) competitive pressure among financial services companies may increase significantly; (2) changes in the interest rate environment may reduce interest margins; (3) general economic conditions, internationally, nationally or in the State of New Jersey, may be less favorable than expected; (4) legislation or regulatory requirements or changes may adversely affect the business in which the Registrant will be engaged; and (5) other risks detailed in other filings made by the Registrant with the Securities and Exchange Commission may adversely impact the Registrant.

Item 1.01 Entry Into a Material Definitive Agreement

      On June 30, 2005, the Registrant entered into a stock purchase agreement (the "Stock Purchase Agreement") and a registration rights agreement (the
"Registration Rights Agreement") with certain accredited investors (the "Purchasers"). Pursuant to the Stock Purchase Agreement, the Registrant agreed to sell, and the Purchasers agreed to purchase, a total of 1,904,761 shares of the Registrant's common stock, no par value, at a purchase price of $10.50 per share, representing gross proceeds of approximately $20.0 million. Closing of this stock purchase was effected concurrently with the execution of the Stock Purchase Agreement. Net proceeds from this transaction are expected to be approximately $18.9 million, after commissions and expenses.

      The above-mentioned shares were issued in a private placement, were not registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold in the United States absent registration under the Act or an applicable exemption from the registration requirements of the Act. Pursuant to the Registration Rights Agreement, the Registrant has agreed to register such shares for resale under the Act. The Registration Rights Agreements provides for the payment of certain liquidated damages in the event that, among other things, delays are experienced either in the Registrant's filing the applicable registration statement with the SEC or in the SEC's declaring that registration statement effective or if for any reason the registration statement is not available to holders of the shares for specified periods of time. The Registration Rights Agreement also provides indemnification and contribution remedies to the Purchasers in connection with the resale of shares pursuant to such registration statement.

      The Purchasers are OZ Master Fund, Ltd., Bay Pond Investors (Bermuda) L.P., Bay Pond Partners, L.P., Wolf Creek Investors (Bermuda), L.P., Wolf Creek Partners, L.P., Keefe-Rainbow Partners, L.P., Keefe-Rainbow Offshore Fund, Ltd., IVY MA Holdings 4, LLC, IVY MA Holdings 1, Ltd., Moors and Mendon Master Fund, L.P., Norguard Insurance Company and Royal Investments of Delaware.

      To the Registrant's knowledge, the Purchasers have no material relationships with the Registrant other than (i) the relationship established pursuant to the above-mentioned agreements and (ii) the fact that Moors and Mendon Master Fund, L.P. and one or more entities managed by Keefe Managers, LLC own shares of the Registrant's common stock.

Item 3.02 Unregistered Sales of Equity Securities.

      Reference is made to Item 1.01 hereof with respect to the issuance of 1,904,761 shares of the Registrant's common stock, no par value. The aggregate offering price was approximately $20.0 million. The Registrant paid commissions to a placement agent aggregating $1,000,000 in connection with this transaction.

      The 1,904,761 shares represent approximately 14.8% of the Registrant's outstanding shares of common stock on a post-transaction basis.

      The  Registrant  relies upon the exemption from  registration  afforded by
Section 4(2) of the Act, in that: (a) the shares were sold to a limited number of sophisticated accredited investors, (b) the shares were sold without any general solicitation or public advertising, (c) the Purchasers provided the Registrant with representations customary for a private placement of securities and (d) the certificates delivered to the Purchasers bear restrictive legends.

Item 7.01 Regulation FD Disclosure

      In connection with the sale of the above-mentioned shares to the Purchasers, the Registrant also provided the Purchasers with certain information regarding the Registrant and its business. Such information, which was provided to the Purchasers on a confidential basis and is to be deemed "filed" for purposes of the Securities Exchange Act of 1934, consisted of the following:

      o As a result of the consolidation in the Registrant's markets and as previously announced, the Registrant intends to increase shareholder value over the next three to five years by taking advantage of its strong markets. The Registrant confirms that it plans to:

      o Open at least three more branches over the next five years (including a branch in Boonton/Mountain Lakes, New Jersey, which is scheduled to open within the next three months);

      o Increase fee income, possibly by acquiring an asset management company and/or by developing existing trust services, or other businesses such as the mortgage brokerage business;

      o Continue to increase the Registrant's loan to deposit ratio (which was 67.11% at June 1, 2005 (after giving effect to the Registrant's acquisition of Red Oak Bank) as compared with 55.12% at March 31,
            2005), while placing a particular emphasis on commercial mortgage and business loan originations.

      o The Registrant confirmed that its goals over the next five years include:

      o     Increasing the loan to deposit ratio to approach 75%;

      o     Building fee income to at least 15% of total revenues;

      o     Maintaining solid credit quality as the business grows;

      o     Improving  the  efficiency  ratio  (which was 68.25% as of March 31,
            2005 and is defined as (i) total non-interest expense minus foreclosed property expense plus amortization of intangibles and goodwill impairment as a percentage of (ii) net interest income, on a fully taxable equivalent basis, if available, plus non-interest
            income)  to  50-55%  within  five  years;   and

      o Increasing the Registrant's presence in attractive communities in New Jersey.

      o In the Registrant's recent acquisition of Red Oak Bank, the merger consideration represented 221.3% of Red Oak Bank's book value and 26.8 times Red Oak Bank's forward-looking earnings per share. Pursuant to that acquisition, the Registrant added approximately $90 million in loans and $100 million in core deposits.

      o The Registrant is currently negotiating to open two branch locations in addition to the above-mentioned Boonton/Mountain Lakes branch.

      o The Registrant's goal is to be a community banking business with total assets of at least $1.5 billion within five years.

      o As of June 1, 2005 the Registrant's consolidated balance sheet reflects the following (in thousands of dollars):

Net loans                           $  488,669
Investment securities               $  596,807
Total intangible assets             $   18,683
Total assets                        $1,174,408
Deposits                            $  734,840
Borrowings                          $  336,495
Total liabilities                   $1,092,076
Trust preferred securities          $   15,465
Preferred equity                             0
Common equity                       $   82,332
Total equity                        $   82,332

      o As of June 1, 2005, the Registrant's consolidated balance sheet reflects the following balance sheet ratios:

Equity/assets                               7.01%
Tangible equity/assets                      5.51%
Intangibles/equity                         22.69%
Borrowings/assets                          28.65%
Leverage ratio                              7.55%
Tier 1 leveraged capital ratio             13.92%
Total leveraged capital ratio              14.79%

      o As of June 1, 2005, the Registrant's asset quality ratios were as follows:

Non-performing assets/total loans plus Other Real Estate Owned        0.06%
Non-performing assets/total assets                                  0.0255%
Allowance for loan losses/total loans                                 1.01%

As of March 31, 2005, the Registrant had no non-performing loans. For the quarter ended March 31, 2005, the Registrant had net charge-offs of $2,000. The Registrant's goal is to increase the ratio of its allowance for loan losses to total loans to 1.20% over the next five years, as the Registrant continues to emphasize commercial real estate lending. As of March 31, 2005, the Registrant's ratio of its allowance for loan losses to total loans was 0.99%.

      o For the five months ended June 1, 2005, the Registrant's profitability ratios were as follows:

Annualized return on average assets                       0.69%
Annualized return on average equity                      10.22%
Annualized net interest margin (tax equivalent
         yield as a percentage of
         average interest-earning assets)                 2.95%
Efficiency ratio                                         62.60%
Non-interest income/operating revenue*                    7.65%
Core earnings per share (quarter ended
          June 1, 2005)                                 $ 0.18
Diluted earnings per share (quarter ended
          June 1, 2005)                                 $ 0.17

      *For purposes of this ratio, operating revenue is defined as total revenue minus securities gains.

      o Commercial loans are becoming a larger part of the Registrant's consolidated loan portfolio. The Registrant expects that this trend will continue. The Registrant's loan composition as of March 31, 2005 and June 1, 2005 was as follows:

March 31, 2005
Residential mortgage                               57%
Commercial real estate and multi-family            29%
Consumer                                            9%
Commercial                                          4%
Construction                                        1%

June 1, 2005
Residential mortgage                               49%
Commercial real estate and multi-family            35%
Consumer                                            1%
Commercial                                         11%
Construction                                        4%

      o As of June 1, 2005, institutional investors owned 20.86% of the Registrant's outstanding common stock and all other investors (other than executive officers and directors of the Registrant) owned 69.08% of the Registrant's outstanding common stock.

      o As of June 1, 2005 (after the date of the Red Oak Bank acquisition), the Registrant's core deposits totaled $277 million. As of March 31, 2005 (before the date of the Red Oak Bank acquisition), the Registrant's deposit composition was as follows:

Transaction accounts                                  31.87%
Money market and savings                              33.24%
Certificate of deposit greater than $100,000          10.96%
Certificate of deposit less than $100,000             23.93%

      o The Registrant's deposits have grown as follows (the June 1, 2005 data includes Red Oak Bank; all other figures, including CAGR (defined as compound annual growth rate), exclude Red Oak Bank):

     As of:
December 31, 2000               $425,296
December 31, 2001               $497,833
December 31, 2002               $616,351
December 31, 2003               $632,921
December 31, 2004               $702,272
March 31, 2005                  $695,984
June 1, 2005                    $734,840

CAGR                            9%

      o The Registrant's total loans have grown as follows (the June 1, 2005 data includes Red Oak Bank; all other figures, including CAGR, exclude Red Oak
Bank):

                               As of:
December 31, 2000               $117,762
December 31, 2001               $116,335
December 31, 2002               $119,674
December 31, 2003               $214,482
December 31, 2004               $221,893
March 31, 2005                  $383,631
June 1, 2005                    $488,669

CAGR                            12%

o The Registrant has a goal of reaching a 75% loan to deposit ratio by 2006. The following table sets forth the Registrant's loan to deposit ratios as of the dates noted:

December 31, 1995                  33.00%
December 31, 1996                  27.61%
December 31, 1997                  30.37%
December 31, 1998                  39.80%
December 31, 1999                  43.44%
December 31, 2000                  46.78%
December 31, 2001                  42.43%
December 31, 2002                  37.16%
December 31, 2003                  55.22%
December 31, 2004                  53.73%
March 31, 2005                     55.12%

      o As noted above, the Registrant has a goal of reducing its efficiency ratio to 50-55% by 2009. The following table sets forth the Registrant's efficiency ratios for the periods noted (Red Oak Bank is only included in the last ratio presented):

Year ended December 31, 2000                       60.76%
Year ended December 31, 2001                       59.66%
Year ended December 31, 2002                       59.28%
Year ended December 31, 2003                       66.43%
Year ended December 31, 2004                       62.24%
Three months ended March 31, 2005                  62.92%
Five months ended May 31, 2005                     62.60%

      o The Registrant previously stated that it expected that its 2005 earnings per share would be in the range of $0.85 to $0.87. The Registrant now expects that, without giving effect to the earnings derived from the Registrant's June 30, 2005 common stock offering and without giving effect to the additional shares of common stock issued in such offering, 2005 earnings per share will approximate $0.81. This estimate is consistent with the estimates published by the two analysts which have published their estimates for the Registrant's 2005 earnings per share. The reduction in the Registrant's estimate is based primarily upon further flattening of the yield curve.

Item  9.01 Financial Statements and Exhibits.

      (c)   The following exhibits are attached to this Current Report:

      10.1  Stock Purchase Agreement, dated June 30, 2005

      10.2  Registration Rights Agreement, dated June 30, 2005

      99.1  Press release dated June 30, 2005

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTER BANCORP, INC.



                              By: /s/ John J. Davis
                                  ---------------------
                                  Name: John J. Davis
                                  Title:  President and Chief Executive Officer


Dated:  June 30, 2005

                                 EXHIBIT INDEX


      10.1  Stock Purchase Agreement, dated June 30, 2005

      10.2  Registration Rights Agreement, dated June 30, 2005

      99.1  Press release dated June 30, 2005